Exhibit 10.12.B

1 February 2022

Julius Wei

Enhanced Investments Pty Ltd c/- BMY Group Pty Ltd

Level 4, 342 - 348 Flinders Street

Melbourne VIC 3000

By email

Dear Julius

WORKING CAPITAL FACILITY AGREEMENT – EXTENSION OF ALL ADVANCES

1	Introduction

1.1	Enhanced Investments Pty Ltd (ACN 639 583 930) (Lender, you) and TradeFloor Holdings Pty Ltd (ACN 603 342 329) (Borrower, we, us) are parties to the working capital facility agreement (as varied from time to time) (Agreement).

1.2	Terms that are not otherwise defined in this letter have their meaning given to them in the Agreement.

1.3	Pursuant to the Agreement, the “Termination Date” is calculated as the earlier of (i) the “Repayment Date” (being, 9 months after the date of Financial Close), and (ii) any date on which the Facility is terminated or cancelled by the Lender.

1.4	“Financial Close” is defined as the date on which the relevant Advance was made by you.

1.5	The parties have entered into variation letters dated 27 April 2021 and 30 September 2021 in respect of three Advances under the Agreement and the extension of the Termination Date under those Advances.

1.6	The parties now wish to extend all Advances such that the Termination Date for any Advance is 15 October 2022.

2	Extension of all Advances

2.1	Pursuant to the terms of this letter, the parties agree to extend the Termination Date for all Advances to 15 October 2022.

2.2	We request that you confirm in writing by countersigning this letter to the extension of the Termination Date for all Advances.

3	General

3.1	Notwithstanding any of the variations outlined in paragraph Error! Reference source not found. above, nothing in this letter effects the application of all the other terms outlined in the Agreement.

3.2	This document may be executed in any number of counterparts. All counterparts together will be taken to constitute one instrument.

Signing Page

Executed by the Parties by their duly authorised representatives

Executed by TradeFloor Holdings Pty Limited in accordance with section 127 of the Corporations Act 2001 (Cth) by:	) ) )

/s/ Ivan Tchourilov	/s/ .Deane Sweeney
Signature of Director	Signature of Director

Ivan Tchourilov	Deane Sweeney
Print name of Director	Print name of Director

09/02/2021
Date

Executed by Enhanced Investments Pty Ltd in accordance with section 127 of the Corporations Act 2001 (Cth) by:	) ) )

/s/ Songyu Gao	/s/ Ruihao Wei
Signature of Director	Signature of Director/Secretary

SONGYU GAO	RUIHAO WEI
Print name of Director	Print name of Director/Secretary

09/02/2022
Date

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